UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas (Address of Principal Executive Offices)	77008-1044 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
First Amendment to Underwriting Agreement
Opinion of Vinson & Elkins L.L.P.
Opinion of Vinson & Elkins L.L.P.

Item 8.01 Other Events.

     On November 29, 2005, Enterprise Products Partners L.P. (the “Partnership”) entered into an underwriting agreement dated November 30, 2005 for the public offering of 4,000,000 common units, and up to 600,000 additional common units to cover over-allotments, if any. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. As originally executed, the Underwriting Agreement provided for a public offering price of $25.54 per common unit with an underwriting discount of $1.02 per common unit, resulting in net proceeds to the Partnership of $24.52 per common unit sold in the offering. However, the underwriter conducting the offering initially re-offered the common units at a public offering price of $25.03 with an underwriting discount of $0.51 per common unit. The Underwriting Agreement was amended on November 30, 2005 to reflect the public offering price of $25.03. This change did not affect the per unit or aggregate net proceeds to be paid to the Partnership by the underwriters. A copy of the amendment to the Underwriting Agreement is filed as Exhibit 1.2 hereto. Assuming no exercise of the underwriter’s over-allotment option, net proceeds to the Partnership are expected to be approximately $99.6 (inclusive of the general partner’s capital contribution and after deducting the underwriting discount and estimated offering expenses). Closing of the issuance and sale of the common units is scheduled for December 5, 2005.
     On December 1, 2005, the Partnership filed with the Securities and Exchange Commission a prospectus supplement dated November 30, 2005 to the accompanying base prospectus dated March 23, 2005 included in the Partnership’s registration statement on Form S-3 (Registration No. 333-123150), as amended. The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering. Certain opinions related to such registration statement and the offering are filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Other Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement dated November 30, 2005, among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and UBS Securities LLC.

1.2	First Amendment dated November 30, 2005, to Underwriting Agreement dated November 30, 2005, among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and UBS Securities LLC.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its general partner

Date: December 1, 2005	By:	/s/ Michael J. Knesek

	Name: Title:	Michael J. Knesek Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
1.1	Underwriting Agreement dated November 30, 2005, among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and UBS Securities LLC.

1.2	First Amendment dated November 30, 2005, to Underwriting Agreement dated November 30, 2005, among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and UBS Securities LLC.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).